UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2020

HELIX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

5300 DTC Parkway, Suite 300 Greenwood Village, CO 80111
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Merger Agreement

On October 16, 2020, Helix Technologies, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Forian Inc., a Delaware corporation (“Parent”), DNA Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Medical Outcomes Research Analytics, LLC, a Delaware limited liability company (“MOR”). The transactions contemplated under the Merger Agreement are referred to as the “Transactions.”

Pursuant to the terms of the Merger Agreement, a business combination between the Company and Parent will be effected through the merger of Merger Sub with and into the Company, with the Company surviving as the surviving company (the “Surviving Company”) and a wholly-owned subsidiary of Parent (the “Merger”). Once effective, common stock of the Company will be converted into the right to receive common stock of Parent pursuant to the terms and subject to the conditions set forth in the Merger Agreement, as more fully set forth under “Consideration” below.

Immediately prior to the consummation of the Merger, Parent and MOR will consummate a reorganization (the “Parent Reorganization”), pursuant to which the holders of all of the issued and outstanding equity interests of MOR (the “MOR Owners”) will exchange their ownership interests in MOR for common stock of Parent, par value $0.001 per share (“Parent Common Stock”), pursuant to a Contribution Agreement between the Reporting Person and the MOR Owners. The Parent Reorganization will result in MOR also becoming a wholly owned subsidiary of Parent.

As a result of the Parent Reorganization and Merger, the stockholders of the Company and the MOR Owners, respectively, will become the stockholders of Parent.

Consideration

Under the terms of the Merger Agreement, the consideration to be paid in the Merger consists of Parent Common Stock.

Prior to the effective time of the Merger (the “Closing”), (a) all of the Company’s outstanding shares of preferred stock shall have been converted into shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”), and (b) certain outstanding convertible notes of the Company shall have been converted into shares of Company Common Stock.

At the Closing, (a) each share of Company Common Stock that is issued and outstanding immediately prior to the Closing (other than dissenting shares and shares of Company Common Stock, if any, held by Parent, Merger Sub, the Company, any subsidiary of the Company or held in the Company’s treasury) will be canceled and converted into the right to receive 0.02731 validly issued, fully paid and non-assessable shares of Parent Common Stock, (b) each share of Company Common Stock held by Parent, Merger Sub, the Company, any subsidiary of the Company or in the treasury of the Company will be canceled automatically without conversion thereof and no payment or distribution will be made with respect thereto, and (c) each option to purchase Company Common Stock, whether vested or unvested, that is outstanding immediately prior to the Closing shall, by virtue of the occurrence of the Closing and without any action on the part of the Company, be converted into an option with respect to a number of shares of Parent Common Stock in the manner set forth in the Merger Agreement.

At the Closing, by virtue of the Merger, each share of common stock of Merger Sub issued and outstanding immediately prior to the Closing shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Company and shall constitute the only outstanding shares of capital stock of the Surviving Company.

Board of Directors and Executive Officers Post-Closing

Immediately after consummation of the Merger, Parent’s board of directors will consist of eleven directors, including Marty Wygod, Max Wygod, Adam Dublin and Dan Barton of MOR, Scott Ogur of the Company, and six new independent directors. Furthermore, immediately after consummation of the Merger, Dan Barton, Chief Executive Officer of MOR, will be Chief Executive Officer of Parent, Max Wygod, co-founder of MOR, will be Executive Chairman of Parent’s board of directors, and Adam Dublin, co-founder of MOR, will be Chief Strategy Officer of Parent.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) organization, standing and power; (b) subsidiaries; (c) capital structure; (d) authorization to enter into the Merger Agreement; (e) execution, delivery and enforceability of the Merger Agreement; (f) conflicts with organizational documents, material contracts, laws and orders; (g) required consents; (h) undisclosed liabilities; (i) absence of certain changes or events; (j) taxes; (k) employee benefits; (l) employment and labor matters; (m) legal proceedings; (n) compliance with laws; (o) environmental matters; (p) material contracts; (q) real and personal property; (r) intellectual property; (s) data security and privacy; (t) certain payments and practices; (u) product warranty and liability; (v) suppliers and customers; (w) brokers’ fees and expenses; (x) insurance; (y) related party transactions; (z) and, in the case of the Company, anti-takeover provisions, documents filed with the SEC, opinion of Parent’s financial advisor, accounts receivable and bank accounts; (aa) and, in the case of Parent, certain financial information, formation of Merger Sub and ownership of the Company’s capital stock.

Covenants

The Merger Agreement includes customary covenants of the Company with respect to operation of the business prior to consummation of the Transactions. The Merger Agreement also contains additional covenants of the parties, including, among others, (a) the use of reasonable best efforts to consummate the Merger and (b) preparation and filing of a proxy statement and prospectus of the Company (the “Proxy Statement/Prospectus”).

In addition, the Company is obligated, as reasonably promptly as practicable after the later of (a) the date on which the registration statement on Form S-4 is filed with the Securities and Exchange Commission (“SEC”) by Parent under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Parent Common Stock to be issued to the stockholders of the Company in connection with the Transactions (the “Form S-4”) is declared effective under the Securities Act and (b) the date on which the SEC confirms that it has no further comments on the Proxy Statement/Prospectus, to hold a meeting of its stockholders for the purpose of adopting the Merger Agreement and approving the Transactions, including the Merger (the “Company Stockholders Meeting”). Furthermore, the Company’s board of directors is required under the Merger Agreement to recommend that the Company stockholders vote in favor of the adoption of the Merger Agreement and the Merger.

The Merger Agreement also contains customary non-solicitation provisions prohibiting the Company from soliciting, initiating, knowingly encouraging or facilitating any “Inquiry” (as defined in the Merger Agreement), entering into, continuing or otherwise participating in any discussions or negotiations with any person with respect to an Inquiry or an “Alternative Proposal” (as defined in the Merger Agreement) or entering into any contracts or agreements in connection therewith.

Conditions to Consummation of the Merger

Consummation of the Merger is generally subject to customary conditions of the respective parties, including (a) the absence of any law or governmental order preventing, enjoining, making illegal or prohibiting the consummation of the Merger and the other Transactions, (b) effectiveness of the Form S-4 upon declaration by the SEC, (c) having obtained the approval of the Company’s stockholders, (d) the acquisition by Parent of all of the equity interests of MOR and completion of a private offering by MOR of securities resulting in net proceeds to MOR of at least $11,000,000, (e) the shares of Parent Common Stock shall have been approved for listing on The Nasdaq Capital Market, subject to official notice of issuance, (f) holders of no more than five percent (5%) of the outstanding shares of Company Common Stock (calculated on an as-converted to Company Common Stock basis) not exercising, or remaining entitled to exercise, statutory rights to appraisal or dissenters rights pursuant to the DGCL with respect to such shares of Company capital stock, (g) receipt of certain required approvals, (h) repayment or conversion of certain indebtedness of the Company, (i) conversion of all of the Company Preferred Stock to Company Common Stock, and (j) divestiture of Company’s security guarding business.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including (a) upon mutual written consent of Parent and the Company or (b) by either Parent or the Company if (i) the Merger has not been consummated on or prior to February 26, 2021 (the “End Date”), (ii) the consummation of the Merger has been prevented, enjoined made illegal or otherwise prohibited, (iii) by either Parent or the Company if Company stockholder approval of the Merger is not obtained, (iv) MOR fails to consummate the MOR Offering and all other conditions to closing of the Merger are satisfied, or (v) the other party has breached any representation, warranty, covenant or agreement and such breach is not cured within 30 days following receipt by the breaching party of written notice of such breach. The Merger Agreement also provides that the Company may terminate the Merger Agreement if, among other things, the Company’s board of directors in order to enter into a definitive written agreement providing for a “Superior Proposal” (as defined in the Merger Agreement) if the Company has complied in all material respects with certain obligations with respect to such Superior Proposal only after the Company provides Parent with not less than five business days’ notice of its determination to accept such Superior Proposal, including all material terms thereof and fulfills its obligations in the Merger Agreement upon such termination. Further, Parent may terminate the Merger Agreement (a) in the event of an “Adverse Recommendation Change” (as defined in the Merger Agreement), (b) if the Company materially breaches its non-solicitation obligations, (c) if the Company does not divest its security guarding business at least fifteen (15) business days prior to the End Date, or (d) if The Nasdaq Stock Market, LLC informs Parent that the shares of Parent Common Stock are not, or will not be, approved for listing, whether or not such decision is subject to appeal.

The Merger Agreement provides that, upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee equal to the greater of (a) $1,365,000 and (b) the aggregate amount of all costs, fees and expenses incurred by Parent, MOR or any of Parent’s subsidiaries in connection with the Transactions. The Merger Agreement provides that, upon termination of the Merger Agreement under specified circumstances, the Company will be required to reimburse Parent the aggregate amount of all costs, fees and expenses incurred by Parent, MOR or any of Parent’s subsidiaries in connection with the Transactions. The Merger Agreement provides that, upon termination of the Merger Agreement under specified circumstances, Parent will be required to pay the Company a termination fee of $500,000.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the Transactions is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Parent, the Company or the other parties at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Voting Agreements

On October 16, 2020, concurrent with the execution and delivery of the Merger Agreement, (i) Helix Opportunities LLC (“Helix Opportunities”), a principal stockholder of the Company which is owned by Zachary Venegas, the Company’s Chief Executive Officer and a member of the Company’s board of directors, and Scott Ogur, the Company’s Chief Financial Officer and a member of the Company’s board of directors, (ii) Paul Hodges III, a member of the Company’s board of directors, (iii) Rose Capital Fund I, LP (“Rose Capital”) (and certain affiliates), a principal stockholder of the Company and an affiliate of Andrew Schweibold, a member of the Company’s board of directors, and (iv) Nightstone Unlimited, Inc., a principal stockholder of the Company, pursuant to which each such person (collectively the “Supporting Securityholders” and individually a “Supporting Securityholder”) entered into separate voting and support agreements with Parent (collectively, the “Voting Agreements” and individually a “Voting Agreement”).

Pursuant to the Voting Agreements, each Supporting Securityholder agreed, among other things to, vote or cause to be voted the shares of Company Common Stock and Company Preferred Stock (on an as-converted basis) beneficially owned by such Supporting Securityholder in favor of (i) the adoption of the Merger Agreement and approval of the Merger and (b) against (i) any action or proposal that would constitute a breach in any respect of any covenant, representation or warranty under the Merger Agreement or of such Supporting Securityholder under the applicable Voting Agreement, or that reasonably would be expected to prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the Merger or any of the other Transactions or the consummation thereof, (ii) any Alternative Proposal or any proposal relating to an Alternative Proposal, or (iii) any proposal in opposition to approval of the Merger Agreement or in competition with or materially inconsistent with the Merger Agreement.

In addition, under the terms of its Voting Agreement, each Supporting Securityholder irrevocably appointed Parent as such Supporting Securityholder’s proxy and attorney-in-fact to vote at any annual or special meeting of the Company stockholders at which any of the matters set forth above are to be considered, with respect to such Supporting Securityholder’s Company Common Stock and Company Preferred Stock.

Each Supporting Securityholder also agreed, under its Voting Agreement, not to, among other things, (a) cause or permit any “Transfer” (as defined in the Voting Agreements) of any of such Securityholder’s “Subject Securities” (as defined in such Securityholder’s Voting Agreement); (b) deposit any of such Securityholder’s Subject Securities in a voting trust, grant any proxy or power of attorney in respect of such Securityholder’s Subject Securities, enter into any voting agreement or similar arrangement with respect to such Securityholder’s Subject Securities; (c) acquire any additional securities of the Company; (d) form, join, encourage, influence, advise or in any way participate in any “group” (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with any persons with respect to any securities of the Company; (e) act in concert with any person to make, or participate in, a “solicitation” of “proxies” or consents (as such terms are used in the proxy solicitation rules of the SEC), other than to recommend that stockholders of the Company vote in favor of the adoption of the Merger Agreement and any proposal or action in respect of which approval of the Company’s stockholders is requested that could reasonably be expected to facilitate the Merger and the other Transactions; or (f) commit or agree to take any of the foregoing actions.

The Supporting Securityholders also agreed to waive their appraisal rights in connection with the Merger and agreed to certain non-solicitation obligations with respect to any Inquiry or Alternative Proposals.

Each Supporting Securityholder that beneficially owns shares of the Company Preferred Stock also agreed, under the Voting Agreements, that all of its shares of Company Preferred Stock would convert into 1.046 shares of Company Common Stock, with such conversion to become effective immediately prior to the effective time of the Merger. Each Supporting Securityholder that beneficially owns certain convertible promissory notes also agreed, under the Voting Agreements, that such convertible promissory notes would convert into shares of Company Common Stock prior to the effective time of the Merger.

As of October 16, 2020, the Supporting Securityholders collectively hold and are entitled to vote in the aggregate approximately 45% of the issued and outstanding shares of Company Common Stock and 100% of the issued and outstanding shares of Company Preferred Stock entitled to vote at the Company Stockholders Meeting.

The foregoing description of the Voting Agreements is not complete and is subject to, and qualified in its entirety by, reference to the full text of the form of Voting Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Conversion Agreements

On October 16, 2020, concurrent with the execution and delivery of the Merger Agreement, Helix Opportunities and RSF4, LLC, an affiliate of Rose Capital (“RSF4”), entered into separate preferred stock conversion agreements (collectively, the “Preferred Stock Conversion Agreements” and individually a “Preferred Stock Conversion Agreement”) with the Company pursuant to which, among other things, each share of Company Preferred Stock held by Helix Opportunities or RSF4, as applicable, shall automatically convert into 1.046 shares of Company Common Stock immediately prior to the effective time of the Merger. In addition, on October 16, 2020, concurrent with the execution and delivery of the Merger Agreement, Rose Capital and RSF4 II, LLC, an affiliate of Rose Capital (“RSF4 II”), entered into a convertible note conversion agreement (the “Convertible Note Conversion Agreement”) with the Company pursuant to which, among other things, the convertible promissory notes of the Company held by Rose Capital and RSF4 II will automatically convert into shares of Company Common Stock, in accordance with the terms and conditions set forth in such convertible promissory notes, immediately prior to the effective time of the Merger.

The foregoing description of the Preferred Stock Conversion Agreements and the Convertible Note Conversion Agreement is not complete and is subject to, and qualified in its entirety by, reference to the full text of the form of Preferred Stock Conversion Agreement and the Convertible Note Conversion Agreement filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 17, 2020, the Company issued a press release announcing the execution of the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including the information presented in Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, that is provided solely in connection with Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 16, 2020, by and among Helix Technologies, Inc., Forian Inc., DNA Merger Sub, Inc. and Medical Outcomes Research Analytics, LLC
10.1	Form of Voting Agreement
10.2	Form of Preferred Stock Conversion Agreement
10.3	Convertible Note Conversion Agreement, dated as of October 16, 2020, by and between Helix Technologies, Inc., Rose Capital Fund I, LP and RSF4 II, LLC
99.1	Press Release, dated October 17, 2020

Important Information About the Proposed Transactions and Where to Find It

This communication is being made in respect of the proposed Transactions involving Parent and the Company. In connection with the proposed Transactions, the Company and Parent will file documents with the SEC, including the filing by Parent of the Form S-4, and the Company intends to mail a definitive proxy statement regarding the proposed Transactions to its stockholders that will also constitute a prospectus of Parent. After the Form S-4 is declared effective, a definitive proxy statement/prospectus will be mailed to Company stockholders. Additionally, other documents may also be filed with the SEC regarding the proposed Transactions. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document which the Company or Parent may file with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY OR PARENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Form S-4 and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of the Company at https://helixtechnologies.com/investor-relations or at 5300 DTC Parkway, Suite 300, Greenwood Village, CO 80111.

This communication is not intended to and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company, Parent and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company with respect to the proposed business combination. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and its Definitive Information Statement filed with the SEC on May 8, 2020. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed Transactions, including the directors and executive officers of the Company, may be obtained by reading the proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Exchange Act. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the control of the Company, Parent or MOR, and are not guarantees of future results, such as statements about the potential timing or consummation of the proposed Transactions or the anticipated benefits thereof, including, without limitation, future financial and operating results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, undue reliance should not be placed on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, risks and uncertainties related to (i) the ability to obtain stockholder and regulatory approvals, or the possibility that such matters may delay the proposed Transactions or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the proposed Transactions, (ii) the risk that a condition to closing of the Merger may not be satisfied; (iii) the ability of the Company and MOR to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (iv) the possibility that other anticipated benefits of the proposed Transactions will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed Transactions that could be instituted against the Company, Parent or MOR or their respective directors, (vi) possible disruptions from the proposed Transactions that could harm the Company’s or MOR’s respective businesses, including current plans and operations, (vii) the ability of the Company, Parent and MOR to retain, attract and hire key personnel, including the management team named in this release, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the Merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s, Parent’s and/or MOR’s financial performance, (x) certain restrictions during the pendency of the Merger that may impact the Company’s or MOR’s ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and changes, (xiii) unpredictability and severity of catastrophic events, including, but not limited to, COVID-19, acts of terrorism or outbreak of war or hostilities, (xiv) the risk that the Nasdaq listing of the Parent Common Stock may not occur, (xv) the risk that the market price of shares of the Company Common Stock may be volatile and fluctuate substantially, including as a result of shares currently subject to trading restrictions that may be released from such restrictions following the proposed Transactions, (xvi) those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and (xvii) management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed Transactions, will be more fully discussed in the proxy statement/prospectus that will be included in the Form S-4. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, investors, stockholders and other persons should not rely on any of these forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. None of the Company, Parent or MOR assumes any obligation to provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Transactions and is not intended to form the basis of a decision. All subsequent written and oral forward-looking statements concerning Parent and the Company, the proposed Transactions or other matters and attributable to Parent and the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TECHNOLOGIES, INC.

Date: October 19, 2020	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

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